United States

Securities and Exchange Commission

Washington, D.C. 20549

______________________

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

_______________________

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GLOBAL ARENA HOLDING, INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBAL ARENA HOLDING, INC.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-6146

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 16, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Global Arena Holding, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), to be held at Hilton Garden Inn/Manhattan East, 206 E 52nd Street, New York, New York 10022 at 9:00 a.m. local time, on November 16, 2018.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals to: (1) elect three (3) directors to serve for the ensuing year as members of the Board of Directors of the Company, (2) authorize the Company to effectuate a 1 for 4 reverse split of all outstanding common shares in order to complete anticipated acquisitions; and (3) transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe these matters in more detail. We urge you to read this information carefully.

The Board of Directors recommends a vote: FOR each of the three (3) nominees for director named in the Proxy Statements and FOR the authorization for the 1 for 4 reverse split of the outstanding common shares.

Whether or not you attend the Annual Meeting in person, and regardless of the number of shares of Global Arena Holding, Inc. that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting by written proxy will ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors of Global Arena Holding, Inc., we thank you for your participation.

Sincerely,

/s/ John Matthews
John Matthews
Chief Executive Officer/President

GLOBAL ARENA HOLDING, INC.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-6146

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 16, 2018

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Global Arena Holding, Inc., a Delaware corporation ( “we,” “us,” “our,” or the “Company”), will be held on Friday, November 16, 2018 at 9:00 a.m. local time, at Hilton Garden Inn/Manhattan East, 206 E 52nd Street, New York, NY 10022. We will consider and act on the following item of business at the Annual Meeting:

1. To re-elect three (3) directors to serve as members of the Board of Directors of the Company (our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified.  The director nominees named in the Proxy Statement for election to our Board are: John Matthews, Martin Doane, and Facundo Bacardi;

2. To authorize the Company to effectuate a 1 for 4 reverse split of the outstanding common shares in order to complete anticipated acquisition;

3. To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes this item of business in detail. Only stockholders of record at the close of business on October 11, 2018 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

  The Board of Directors unanimously recommends a vote “for” the approval of the proposal to be submitted at the meeting.

Sincerely,

/s/ John Matthews
John Matthews
Chief Executive Officer/President

GLOBAL ARENA HOLDING, INC.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-6146

PROXY STATEMENT

FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 16, 2018

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (“Board”) of Global Arena Holding, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), for use at our 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, November 16, 2018, at 9:00 a.m. local time, at Hilton Garden Inn/Manhattan East, 206 E 52nd Street, New York, NY 10022, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

We intend to mail the Notice on or about October 20, 2018 to all stockholders of record entitled to vote at the Annual Meeting.  As of October 11, 1018, there are 11,046 stockholders.

Why am I receiving these materials?

  At the Annual Meeting, the shareholders will act upon the matters described in the notice of meeting contained in this Proxy Statement, including the adoption of the amended and restated bylaws, the election of directors, and the election of officers.  We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign, and return the enclosed proxy card.

This material can be found online at https://materials.proxyvote.com/37951M.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on October 11, 2018, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were 849,022,830 shares of our common stock outstanding, each entitled to one vote.

Voting of Shares

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder, you may vote your shares by completing, dating and signing the proxy card and promptly returning the proxy card via mail or facsimile. If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive the Notice from your broker, bank or other nominee that includes instructions on how to vote your shares.

If you are a stockholder of record, you may vote your shares as follows:

•To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•To vote using the proxy card that will be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

•FOR each of the three (3) nominees for director named in the Proxy Statement, and

•FOR the authorization to effectuate a 1 for 4 reverse split of the Company’s outstanding common shares in order to complete anticipated acquisitions.

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxy-holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

What am I voting on?

You are voting on two proposals:

1) The election of the three (3) nominees for director named in the Proxy Statement.

2) The authorization to effectuate a 1 for 4 reverse split of the Company’s outstanding common shares.

What are the Board’s recommendations?

The Board recommends a vote:

1) For the election of the three (3) nominees for director named in the Proxy Statement.

2) For the authorization to effectuate a 1 for 4 reverse split of the Company’s outstanding common shares.

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

•delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card; or

•attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Global Arena Holding, Inc.

208 East 51st Street, Suite 112

New York, NY 10022

(646) 801-6146

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote in person if your shares are held in street name.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the Annual Meeting. Stockholders who wish to attend the Annual Meeting will be required to present verification of ownership of our common stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority in voting power of all of the 849,022,830 shares of the stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as discussed below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.

A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. The election of directors (Proposal 1) and the authorization effectuate a 1 for 4 reverse split of the Company’s outstanding common shares (Proposal 2) are considered a non-routine matter and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

What is the effect of not voting?

  It will depend on how your share ownership is registered.  If you own shares as a registered holder and do not vote, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement.  If a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

  If you own shares in street name and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum.  In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting.  Your broker may vote your shares in its discretion on routine matters.  With regard to non-routine matters, broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether these matters have been approved.  Abstentions will be counted toward the tabulation of votes and will have the same effect as negative notes.  Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for such adjournment or postponement).

What vote is required to approve the proposals?

  If a quorum is present at the Annual Meeting, then the election of each director, the authorization to effectuate a 1 for 4 reverse split of the Company’s outstanding common shares, requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of the Notice or this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send Notices, proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We intend to hire a proxy solicitor to assist in the solicitation of proxies. In addition, we may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

PROPOSAL I

RE-ELECTION OF DIRECTORS

Board Nominees

The Board of Directors recommends the following nominees for election as directors and recommends that each shareholder vote “FOR” the nominees.  Executed proxies in the accompanying form will be voted at the annual meeting in favor of the election as directors of the nominees named below, unless authority to do so is withheld.

Our Board of Directors has nominated John S. Matthews, Facundo Bacardi, and Martin Doane to stand for re-election as directors with their terms to expire at the next Annual Meeting of Shareholders.

The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that any of these nominees will be unavailable or will decline to serve.  In the event, however, that any of the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the persons designated as proxies will vote for any nominee who is designated by our current Board of Directors to fill the vacancy.

All of the nominees for director named above are currently directors of the Company and are proposed to be elected at the Annual Meeting to serve for the terms described above.  Directors are elected by a plurality of the votes cast (assuming a quorum is present at the Annual Meeting), meaning that the nominees receiving the highest number of affirmative votes of the votes represented at the Annual Meeting will be elected as directors.  Proxies solicited by the Board will be voted “FOR” the nominees named above unless a shareholder specifies otherwise.

  The following is biographical information and the age (as of the Record Date) for each person nominated to continue to serve as a director of the Company:

Name	Age	Position with the Company
John Matthews	57	Chief Executive Officer, Interim Chief Financial Officer Chairman of the Board of Directors
Facundo Bacardi	72	Director
Martin Doane	54	Director

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled only by a majority of the directors remaining in office (even though they constitute less than a quorum of our Board) or a sole remaining director, or a majority vote by the stockholders. A director elected by our Board to fill a vacancy will serve until the next Annual Meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences, which led our Board to conclude that each nominee should serve on our Board at this time.

John Matthews, age 57, has been the Chairman of the Board of Directors of GAHC since 2011. Mr. Matthews concurrently serves as the Chairman of Global Election Services, since February 2015, where he directed the investment into Blockchain Technologies Corp, and initiated the upgraded elections software and hardware applications covering registration, election tabulation and reporting. Mr. Matthews has been involved in United States Politics since the 1980s, having worked on and for numerous elections, including, Senator Daniel Patrick Moynihan for US Senate 1988, where concurrently, Mr. Matthews also served as Senator Moynihan’s Director of the Senator’s New York Office acting as the Senator’s senior Ombudsman, and responsible for all constituent services and legislative initiatives. Mr. Matthews worked in the Securities Business in the United States and was an Officer of numerous Registered Broker Dealers from 1995 to 2014, including; Global Arena Capital Corp, GAHC former Broker Dealer which GAHC sold in 2014.

Facundo Bacardi, age 72, is a current shareholder and member of the family that owns and controls Bacardi Ltd., a worldwide liquor manufacturer and distributor.  From 1979 to 1991, he was in charge of Bacardi’s manufacturing and distribution division for Nassau, Brazil, Trinidad and Central America.  Currently, Mr. Bacardi serves as a director of Suramericana de Inversiones, S.A., an investment company located in Panama, and has served in that capacity since 1990.  Mr. Bacardi is a founding shareholder of JSM Capital Holding Corp.

Martin J. Doane, age 54, is a director of Global Arena Holdings Corp. since November 7, 2011.  He has been a founding partner and CEO of Ubequity Capital since 2006.  He served as vice president and secretary of Northern Empire Energy Corporation from March 20, 2012 to September 4, 2013.  He was the chief executive officer of Adenyo Inc. from 2004 through 2009.  He has served as the chief executive officer of MeeMee Media Inc. since April 2013.  He served as the vice president and secretary of EnDev Holdings Inc. from July 2010 to April 2013.

Mr. Doane is a graduate of the University of Western Ontario and holds an LL.B. from Osgoode Hall Law School.

Recommendation

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL II

AUTHORIZATION FOR A 1 FOR 4 REVERSE SPLIT OF THE OUTSTANDING COMMON SHARES

Purpose of the 1 for 4 Reverse Split of Outstanding Common Shares

The Board believes that effectuating a 1 for 4 reverse split of the outstanding capital stock is in the Company’s and the Company’s shareholders’ best interests.  It is important to note that the net value of shareholder’s positions will remain unchanged after the reverse stock split.  The Company is currently pursuing several agreements to further our business plan and add shareholder value.  These agreements will require the issuance of additional shares.

The Company’s operating subsidiary Global Election Services is growing our existing organized labor/union business by using our new registration and OMR/OCR/Barcode scanning software for Paper/Mail ballots.

Concurrently, in conjunction with its joint venture Partner Voting Portals LLC, will expand its online voting platforms for Residential Organizations, Co-Ops and Condos, and other Associations and our elections management team believes on line voting will save our existing and prospective organized labor/union clients fees in the reduction of union printing and US Postage,

The Company, working with its technology programmers at Imaging 101, HCAS Technologies, and Synectic Advisors, is exploring using Blockchain Technologies in its registration and reporting technology, and the possible use of US patent #9608829, issued on March 28, 2017 by the United States Patent Office issued to Blockchain Technologies Corporation, which the Company first made an investment in on September 30, 2015.

1)The Board intends to enter an asset purchase agreement with Election Services Solutions, LLC (the “APA”). Under the APA, the Company will purchase 100% of the assets of Election Services Solutions, LLC.  The Board believes that these agreements are vital to the future growth of the Company.  As such, the reverse split of the Company’s outstanding common shares is necessary to ensure that enough common shares are available to issue under these agreements.  The Company will pay $500,000, of which $466,150 has been paid, and issue 12,500,000 post-split common shares to purchase these assets under this APA.

2)The Board has entered into a software development project with Synectic Advisors, a Software company directed by Dennis T Nadeau, and John Dessel who have 25 + years in executive management and whose core technical team has 20+ years of corporate enterprise solution experience. Synectic Advisors have been in the forefront of blockchain and virtual currency development since 2009.

Under the terms of the agreement Synectic Advisors will connect the following election software programs to the Blockchain.

A)Ballot Creation: A system assisted means of creating the ballot within the conditions that exist for the particular voting event. The system will have the ability to develop ballot pages while maintaining uniformity of the content and compliance. Exporting methods will be in place to manage digital files presented to the printer.  Version & content control measures will be maintained for all ballots created.

B)Registration System: Phase 1 design will allow for a secure database management system to import and organize registrants as necessary to support multiple methods of voting registration, to include paper ballots, on-line, and digital voting. Further the technology will support data import, export to third parties, categorization, and encoding of registrant information.  Phase 2 design will support the application of the encrypted hash key and integrated digital token assignment to each registrant as a means of securely validating each registrant. This digital key will then be integrated and applicable to the blockchain.

C)Scanning of Ballots: Technology provided will support and integrate with GAHC’s 3rd party scanning partner’s application. During the initial business requirement discovery phase, it we will review the current technology to determine if the software integration, operability, and quality with our designed system.  Scanned data must be able to be validated against our verification algorithm.

D)Private Secure Cloud / Data Warehouse: Synectic Advisors technology operates in a secure hybrid mode.  Therefore, some software with associated drivers will be installed on local computer equipment and the primary system will operate off-premise in a private cloud environment. A management console with associated auditing features is included in the design. Scanned ballots, data extracted from the ballots, and further validation methods are processed and stored in a private secure (encrypted) data warehouse segregated by election event. Reports will be generated and assessable from a secure cloud portal.

Under the terms of the deal, the Company will pay $85,000, 4.99% of the Company’s common stock, and a 6% net revenue participation.

3)The Board intends to enter into a master services agreement with HCAS Technologies (the “MSA”), Under the MSA, the Company will be acquiring information technology services and management from HCAS Technologies, as well as hiring Mr. Magdiel Rodriguez to act as Chief Information Officer. As such, the reverse split of the Company’s outstanding common stock is necessary to ensure that enough common shares are available to issue under these agreements.  Pursuant to this MSA, the Company will pay a monthly fee of $5,000 and issue a total of 7,500,000 warrants to purchase the Company’s post-split common shares at a price of $0.01 as consideration for the services of HCAS and Mr. Magdiel.

4)GES is pursuing a joint venture agreement with Voting Portals, LLC (VP), a Florida limited liability company.  Pursuant to this agreement, the joint venture would be making use of the VP online e-voting web portal solutions and proprietary e-voting software programs to service and fulfill GES’s clients’ online elections and other e-voting events pursuant to the terms of the agreement, as well as any other ventures and relationships agreed to pursuant to the goals of the agreement.  As part of this agreement, the Company will be issuing 5,000,000 post-split common shares to VP for services rendered.  VP will own 100% of the rights to the software, while GES will be responsible for all administrative and other election procedures.

Effect on Par Value

The reverse split of the Company’s outstanding common shares will not affect the par value of any class of the Company’s common stock, which will remain at $0.001 per share.

No Going Private Transaction

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in this Action as a result of their ownership of common shares, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”  However, we do not believe that our officers or directors have interests in this Action that are different from or greater than those of any other of our stockholders.

Recommendation

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL LISTED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

Board Meetings

  During 2017, the Board of Directors of the Company held six telephonic meetings.  Each director attended 100% of the aggregate number of meetings of the Board held during 2017.

  It is the Company’s current policy to strongly encourage directors to attend the Annual Meeting of Shareholders, but they are not required to attend.

  Our Board of Directors presently has three members, and biographical information regarding these directors (all of whom are director nominees) is set forth above under the caption “PROPOSAL I.  RE-ELECTION OF DIRECTORS.”

Lack of Independence of Directors

At present, no members of our Board of Directors is be deemed to be “independent”.  In making that determination, our Board utilized the definition of independence used by The National Association of Securities Dealer, Inc.  Automated Quotation system, even though such definition does not currently apply to us because our shares of Common Stock are not listed on NASDAQ.

No Committees

Our Board of Directors does not, at present, have an audit, compensation or nominating committee, or any committee or committees performing similar functions.  All of these functions are, at present, performed by the Board of Directors as a whole.  The Board of Directors believes that, given its small size, the use of committees would hinder the Board’s efficiency and ability to respond quickly to the Company’s needs and circumstances.

Code of Ethics

  The Company adopted a written code of ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and controller and any persons performing similar functions.  The Company will provide a copy of its code of ethics to any person without charge upon written request addressed to:  Global Arena Holding, Inc., 208 East 51st Street, Suite 112, New York, NY 10022, Attention:  Secretary.

Communications with the Board of Directors

  Shareholders may communicate with the full Board of Directors or individual directors by submitting such communications in writing to Global Arena Holding, Inc., Attention: Board of Directors (or the individual director(s)), 208 East 51st Street, Suite 112, New York, NY 10022.  Such communications will be delivered directly to the directors.

Executive Officer

  Set forth below is a table identifying our executive officer:

Name	Position	Term(s) of Office
John Matthews	Chief Executive Officer	March 20, 2014 to present
	Director	October 27, 2010 to present
	Chief Financial Officer	April 10, 2016 to present

  Biographical information for the chief executive officer set forth above is available under the caption “PROPOSAL I.  RE-ELECTION OF DIRECTORS.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Under Section 16(a) of the Securities Exchange Act of 1934, as amended, an officer, director, or greater-than-10% shareholder of the Company must file a Form 4 reporting the acquisition or disposition of Company’s equity securities with the Securities and Exchange Commission no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply.  Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year.  Such persons must also file initial reports of ownership on Form 3 upon becoming an officer, director, or greater-than-10% shareholder.  To the Company’s knowledge, based solely on a review of the copies of these reports furnished to it, the officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements during 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of October 11, 2018, the number and percentage of our outstanding shares of common stock owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name and Address	Amount	Percentage
John Matthews	2,842,028	0.33%
208 East 51 Street, Suite 112
New York, NY 10022

Facundo Bacardi (1)	0	0%
208 East 51 Street, Suite 112
New York, NY 10022

Martin Doane (1)	0	0%
208 East 51 Street, Suite 112
New York, NY 10022

All Officers and Directors as a Group (3 persons)	2,842,028	0.33%

1)On April 20, 2017, the Company authorized the issuance of 5,263,158 shares to both Mr. Bacardi and Mr. Doane.  As of October 11, 2018, these shares are unissued.

Based upon 849,022,830 outstanding common shares as of October 11, 2018.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our chief executive officer for the years ended December 31, 2017 and 2016.

Name and Principal Position	Cash Year	Salary ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
John Matthews	2017	248,919 (1)	-	-	-	248,919
CEO	2016	188,017	-	-	-	188,017

(1)Mr. Matthews received $138,919 as his salary and $110,000 as back owed salary.  In addition, he received $134,773 from GES.

Outstanding Equity Awards at December 31, 2017

There have been no equity awards to date.

Compensation of Non-Employee Directors

There has been no compensation awarded to non-employee directors to date.

Compensation Plan

Stock options plan

In June, 2011, the Board of Directors adopted a Stock Awards Plan (“Plan”), which was subsequently amended on October 27, 2015.  The purpose of the Plan is to attract, retain and motivate employees, directors and persons affiliated with the Company and to provide such participants with additional incentive and reward opportunities.  The awards may be in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, phantom stock awards, or any combination of the foregoing. The total number of shares of stock reserved for issuance under the Plan is 3,100,000.

Other Options

On December 8, 2017, the Company granted stock options to purchase 45,000,000 shares of the Company common stock.  The options were fully vested when issued with a fair value of approximately $972,000 at the grant date. Weighted average assumptions used to estimate the fair value of stock options on the date of grant are as follows:

December 8, 2017
Expected dividend yield	0%
Expected stock price volatility	478%
Risk free interest rate	2.14%
Expected life (years)	5 year

The stock-based compensation related to stock options, included in stock compensation expense in the consolidated statements of operations, was $972,000 and $0 for the years ended December 31, 2017 and 2016, respectively.

A summary of the option activity is presented below:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number of	Exercise	Contractual	Intrinsic
	Options	Price ($)	Life (in years)	Value ($)
Outstanding, December 31, 2015	3,000,000	0.07	4.63	-
Granted	-
Exercised	-
Forfeited/Canceled	-
Outstanding, December 31, 2016	3,000,000	0.07	3.63	-
Granted	45,000,000	0.02
Exercised	-
Forfeited/Canceled	-
Outstanding, December 31, 2017	48,000,000	0.03	4.80	549,000
Exercisable, December 31, 2017	48,000,000	0.03	4.80	549,000

The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the quoted price of the Company’s common stock. There were no options exercised during the years ended December 31, 2017 and 2016.

As of December 31, 2017 and 2016, there are no unrecognized compensation costs.

Warrants

A summary of warrant activity is presented below:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number of	Exercise	Contractual	Intrinsic
	Warrants	Price ($)	Life (in years)	Value ($)
Outstanding, December 31, 2015	64,586,931	0.15	2.33	666,279
Granted	55,066,665	0.03
Exercised	-
Forfeited/Canceled	(9,504,118)	0.08
Outstanding, December 31, 2016	110,149,478	0.080	2.17	2,140
Granted	241,759,782	0.006
Exercised	-
Forfeited/Canceled	(14,517,245)	0.220
Outstanding, December 31, 2017	337,392,015	0.020	2.08	8,634,053
Exercisable, December 31, 2017	337,392,015	0.020	2.08	8,634,053

During the year ended December 31, 2017, the Company issued a total of 227,643,115 warrants in connection with a new convertible notes. The fair values of the warrants were determined using the Black-Scholes option pricing model with the following assumptions:

•Expected life of 3.0 years

•Volatility of 371% - 478%;

•Dividend yield of 0%;

•Risk free interest rate of 1.44% – 2.11%

During the year ended December 31, 2016, the Company issued a total of 41,649,999 warrants in connection with a new convertible note and an extension to an existing convertible note. The fair values of the warrants were determined using the Black-Scholes option pricing model with the following assumptions:

•Expected life of 3.0 years

•Volatility of 375% - 439%;

•Dividend yield of 0%;

•Risk free interest rate of 0.71 - 1.58%

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

Election Services Solutions, LLC is owned by John W. Matthews, the father of our CEO, John Matthews.

OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 23(a) of the Securities Exchange Act of 1934, or the Exchange Act, require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2017.

Stockholder Proposals and Director Nominations for 2019 Annual Meeting

For any proposal, including director nominees, to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2019 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at 208 East 51st Street, Suite 112, New York, NY 10022, on or before June 30, 2019. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after that date shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

Delivery of Proxy Materials to Households

You can access a copy of our annual report on Form 10-K containing the financial statements for the fiscal year ended December 31, 2017 online by visiting www.sec.gov.

  Pursuant to SEC rules, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s proxy statement.  Upon written or oral request, the Company will promptly deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered.  In addition, upon written or oral request, the Company will promptly deliver a copy of the annual report on Form 10-K for the year ended December 31, 2017.  Shareholders may notify the Company of their requests by calling the Company at (646) 801-6146 or by sending a written request addressed to Global Arena Holding, Inc., 208 East 51st Street, Suite 112, New York, NY 10022, Attention:  Investor Relations.

Other Matters

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

John Matthews

Chairman of the Board of Directors,

President and Chief Executive Officer

208 East 51st Street, Suite 112

New York, NY 10022

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 is available without charge upon written request to: Corporate Secretary, Global Arena Holding, Inc., 208 East 51st Street, Suite 112, New York, NY 10022.

GLOBAL ARENA HOLDING, INC.

Annual Meeting of Stockholders

November 16, 2018 9:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Matthews, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GLOBAL ARENA HOLDING, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on 11/16/2018, at Hilton Garden Inn/Manhattan East, 206E 52nd Street, New York, NY 10022 and any adjournment or postponement thereof. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting of Shareholders to be held on November 16, 2018 at 9:00 a.m. Local Time at Hilton Garden Inn/Manhattan East, 206E 52nd Street, New York, NY 10022

Please Mark, Date, Sign and Return Promptly in the Enclosed Envelope

Annual Meeting Proxy Card – Global Arena Holding, Inc.

The Board of Directors recommends you vote FOR all of the following director nominees:

(1)Election of Directors:

For ALL NOMINEES LISTED BELOW                                        WITHHOLD AUTHORITY TO VOTE

(except as marked to the contrary below) FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, STRIKE THROUGH THE NOMINEES’ NAME BELOW:

01  John Matthews02  Facundo Bacardi03 Martin Doane

(2)INSTRUCTION: AUTHORIZATION FOR A 1 FOR 4 REVERSE SPLIT OF THE OUTSTANDING COMMON SHARES

For  Against Abstain

NOTE: if any other matters come before the Annual Meeting of Shareholders calling for a vote of shareholders, then the shares represented by this proxy may be voted by the proxy holders in accordance with their best judgment.

DATESIGNATURESIGNATURE, IF HELD JOINTLY

________________________________________________________________

NOTE: if any other matters come before the Annual Meeting of Shareholders calling for a vote of shareholders, then the shares represented by this proxy may be voted by the proxy holders in accordance with their best judgment.

DATESIGNATURESIGNATURE, IF HELD JOINTLY

________________________________________________________________

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To Our Shareholders:

    Whether or not you are able to attend our 2018 Annual Meeting of Shareholders, it is important that your shares be represented, regardless of the number of shares you own.  Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

    We look forward to receiving your voted Proxy at your earliest convenience.